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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported): May 6, 2005


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                   36-3972986
 (State or other jurisdiction of incorporation             (I.R.S. Employer
                or organization)                        Identification Number)


                             9900 West 109th Street
                                    Suite 600
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         Effective May 9, 2005, the Board of Directors of Compass Minerals International, Inc. (the "Corporation") appointed Vernon G. Baker, II to the Board of Directors of the Corporation. Mr. Baker, currently senior vice president and general counsel for ArvinMeritor, was appointed to fill the vacancy created by the resignation of Douglas A. Pertz on May 6, 2005. Mr. Baker was appointed to the class of directors whose terms will expire in 2005 and will be presented for election at the Corporation's 2005 annual meeting of shareholders.

         Mr. Baker was named to the Nominating/Corporate Governance Committee and the Environment, Health and Safety Committee of the Board. There are no arrangements or understandings between Mr. Baker and any other persons pursuant to which Mr. Baker was selected as a director. There have been no transactions since the beginning of the Corporation's last fiscal year, or any proposed transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Baker, or any member of his immediate family, has or will have a direct or indirect material interest.

         The Board also appointed John R. Stevenson to the Board of Directors of the Corporation, effective as of May 16, 2005. Mr. Stevenson, retired chairman and chief executive officer of McWhorter Technologies, was appointed to the Board to fill the vacancy created by the announced resignation of Joshua J. Harris, also effective May 16, 2005. Mr. Stevenson will be appointed to a term expiring at the Corporation's 2006 annual meeting of shareholders.

         Mr. Stevenson will be named to the Nominating/Corporate Governance Committee and the Compensation Committee of the Board. There are no arrangements or understandings between Mr. Stevenson and any other persons pursuant to which Mr. Stevenson was selected as a director. There have been no transactions since the beginning of the Corporation's last fiscal year, or any proposed transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Stevenson, or any member of his immediate family, has or will have a direct or indirect material interest.

         On May 10, 2005, the Corporation issued a press release announcing the appointments of Messrs. Baker and Stevenson to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE

         A press release announcing the resignations of Douglas A. Pertz and Joshua J. Harris and the appointments of Vernon G. Baker, II and John R. Stevenson is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit No.         Document
-----------         --------
99.1                Press Release disseminated on May 10, 2005 by Compass
                    Minerals International, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPASS MINERALS INTERNATIONAL, INC.

Date:  May 11, 2005                     /s/ Rodney L. Underdown
                                        -----------------------------
                                        Rodney L. Underdown
                                        Chief Financial Officer